UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
 (Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
 (Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
 (Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2018

Item 1. Report to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

ANNUAL REPORT

JUNE 30, 2018

The Olstein Funds

CONTENTS

3	Olstein All Cap Value Fund

29	Olstein Strategic
Opportunities Fund

55	Combined Notes to
Financial Statements

66	Report of Independent
Registered Public Accounting Firm

67	Additional Information

OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

13	Expense Example

15	Schedule of Investments

22	Statement of Assets
and Liabilities

24	Statement of Operations

25	Statements of Changes
in Net Assets

26	Financial Highlights

OLSTEIN ALL CAP VALUE FUND

OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2018, Class C and Adviser Class shares of the Olstein All Cap Value Fund appreciated 5.57% and 6.66%, respectively.1  During the same twelve month period, the Russell 3000® Value Index appreciated 7.25% and the Russell 3000® Index appreciated 14.78%.

MARKET OUTLOOK

Over the course of the Fund’s fiscal year, U.S. equity markets continued to climb, with the S&P 500® Index gaining 14.37% during the twelve months ended June 30, 2018.  Accelerated economic growth and increased corporate profits continued to drive equity market returns during the fiscal year.  While we believe that continued job growth, a mildly expansionary tax plan, improved business confidence and favorable consumer sentiment, suggest further economic momentum and earnings growth during the second half of 2018, we are keeping a wary eye on the investment dollar dominance of the new economy so called “hyper growth” stocks responsible for a majority of the markets’ appreciation over the last few years.  As value investors, we believe that the narrow range of growth companies attracting investor money and responsible for a significant portion of the S&P 500 Index performance over the past few years characterized by the so called “FANG” stocks (Facebook, Amazon, Netflix and Google), is creating large pockets of undervaluation in more stabilized and mature free cash flow generating companies.  The

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 6/30/18, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 4.58%, 8.86%, and 8.01%, respectively. Per the Fund’s prospectus dated 10/31/17, the expense ratio for the Olstein All Cap Value Fund Class C was 2.27%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

OLSTEIN ALL CAP VALUE FUND

continued investor focus on a limited number of mega capitalization social media, internet, and technology companies has created what we believe are favorable opportunities for the Fund to buy good companies at bargain prices.  Investor focus on chasing momentum “FANG”-like stocks has enabled the Fund to purchase securities in more mature companies, consistently producing stabilized and/or growing free cash flow.  We are finding these opportunities in broad segments of the equity market in which normalized and/or growing free cash flow is, in our opinion, not being properly valued as a result of the bifurcated momentum market, temporary problems affecting the individual companies or just plain misperception.  We are hopeful that our valuations of these deep value stocks will be properly recognized by the equity market, and that while we wait, each company’s free cash flow generation will produce continued shareholder value creation in the form of stock buybacks, dividends, and/or strategic acquisitions.

OUR STRATEGY

We believe it is important to weather market conditions and shifts in investor-driven momentum by favoring the equities of financially strong companies with stable or growing free cash flow that are run by managements that have a demonstrated history of deploying cash to the benefit of shareholders.  Periodic spikes in market volatility during the course of the Fund’s fiscal year created many individual opportunities that offered the potential for above-average capital appreciation.  Our quest for value is guided by two considerations: (1) a company’s ability to generate sustainable future free cash flow; and (2) securities prices that allow us to buy good companies, with solid balance sheets, and profitable protected business models, at what we believe are very advantageous prices.  Our focus is to estimate a company’s prospects of generating future free cash flow and then to wait for an opportunity to buy these companies at a discount to our assessment of their values, as a result of what we believe are temporary issues clouding long-term values.

The Fund’s current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value.  We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow which we believe is not being properly valued by the equity market.  Paying the right price and believing investor sentiment should change in the near future motivated by unexpected rising free cash flow has been the long-term discipline of the Fund and a primary driver of the investment results over the past 23 years.

OLSTEIN ALL CAP VALUE FUND

PORTFOLIO REVIEW

At June 30, 2018, the Olstein All Cap Value Fund’s portfolio consisted of 98 holdings with an average weighted market capitalization of $95.73 billion.  During the fiscal year, the Fund initiated positions in twenty-one companies and strategically added to positions in twelve companies.  Over the same time period, the Fund eliminated its holdings in twenty companies and strategically decreased its holdings in another twenty-three companies.

Positions initiated during the last twelve months include:  Casey’s General Stores Inc., Chevron Corporation, CommScope Holding Company, Delphi Technologies, DowDuPont Inc., Dunkin Brands Group, Eastman Chemical Company, Eaton Corporation, Gardner Denver Holdings, Generac Holdings, Goldman Sachs Group, Henry Schein Inc., Kimberly-Clark Corporation, Kulicke & Soffa Industries, Lam Research Corporation, Omnicom Group Inc., Parker-Hannifin Corporation, Sealed Air Corporation, Walgreens Boots Alliance Inc., Wells Fargo & Company, and Willis Towers Watson.

Positions eliminated during the past twelve months include: Bed Bath & Beyond Inc., Big Lots Inc., Charles River Laboratories, Convergys Corporation, General Electric Company, Harley-Davidson Inc., Hill-Rom Holdings Inc., IPG Photonics, Janus Henderson Group, Mattel Inc., Nike Inc., Patterson Companies Inc., S&P Global Inc., ServiceMaster Global Holdings, Scripps Networks Interactive, Twenty-First Century Fox, Inc., VF Corporation, VWR Corp., Winnebago Industries, and Zoetis Inc.

Our Leaders

Leading performers for the twelve-month reporting period ended June 30, 2018, include: Mastercard Inc., Intuitive Surgical, Keysight Technologies, Intel Corporation, and Winnebago Industries. At the close of the fiscal year the Fund continued to maintain positions in Mastercard, Intuitive Surgical, Keysight Technologies, and Intel Corporation.  The Fund sold its position in Winnebago Industries as it reached its valuation in a relatively short period of time.  The Fund built a position in Winnebago in June 2017 at an average price of $29.04 per share. As the company’s stock reached our valuation level, the Fund liquidated its position by the end of November 2017 within an average sale price of $48.47 per share.  Over an unusually short holding period of just over five months, the Fund’s holding in Winnebago Industries appreciated approximately 67%.

Our Laggards

Laggards during the twelve-month reporting period include: Patterson Companies, Newell Brands, Mattel Inc., Goodyear Tire & Rubber Company,

OLSTEIN ALL CAP VALUE FUND

and Owens-Illinois. At the close of the fiscal year the Fund maintained positions in Newell Brands, Goodyear Tire & Rubber, and Owens-Illinois. We liquidated the Fund’s holding in Mattel when we determined that the company’s turnaround strategy would take longer than our original thesis anticipated and that the company’s woes were amplified by the bankruptcy of Toys-R-Us, one of its largest distribution partners. Similarly, the Fund liquidated its position in Patterson Companies due to poor execution of their turnaround/restructuring strategy and ongoing challenges within the market for consumable dental products and supplies.

A Note on the Proposed New Lower Cost Operating
Structure of The Olstein Funds

By the time you read this letter you will have received a Proxy Statement and Notice of Special Joint Meeting of Shareholders scheduled for September 12, 2018. The meeting is for shareholders of the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund to vote on a proposal to reorganize our two mutual funds, on a tax-free basis, into a lower-cost investment company operating structure with no change in management or investment objectives.  Shareholders of each Olstein fund have been asked to vote on a proposal to reorganize their fund into a corresponding newly created Olstein mutual fund within Managed Portfolio Series, a registered investment company operated by the Olstein Funds’ current service provider, U.S. Bancorp Fund Services, LLC. Each new Olstein fund within Managed Portfolio Series has been created specifically to continue the operation of the corresponding Olstein Fund without interruption, has the same fund name and share class ticker symbols, retains Olstein Capital Management as investment manager, is managed according to the same investment objective and investment philosophy, and will carry forward the fund’s financial and performance history. The proposed administrative change provides continuity of service and support for the funds and shareholders while providing cost savings and efficiencies associated with being part of a larger investment company.

The Olstein Funds Board of Trustees believes that the proposed reorganization of each Olstein fund into the corresponding acquiring fund is in the best interests of shareholders and, for the reasons described in the Proxy Statement/Prospectus previously sent to you, recommends that you vote “FOR” the proposed reorganization. Regardless of your account size, we need your vote! To avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, either by Internet through the website listed in the proxy voting instructions; by Telephone using the toll-free number listed in the proxy voting instructions;

OLSTEIN ALL CAP VALUE FUND

or by Mail with the proxy card(s) sent to you. We expect the new funds will begin operations on or around September 14, 2018, following a favorable vote at the upcoming Shareholder Meeting on September 12, 2018.

FINAL THOUGHTS

We are continuing to practice our investment discipline (ignoring temptations to chase the latest investment fad) which emphasizes understanding a business, its potential to generate sustainable free cash flow and ultimately its value. After identifying companies that meet our well-defined investment criteria, we then attempt to take advantage of what we believe are short-term disappointments or temporary market conditions producing downward price movements and allowing us to buy such companies at what we believe are advantageous prices.  We believe that paying the right price increases the chances for a successful investment outcome.  We are currently finding many companies that we believe are undervalued because their future free cash flow generation potential is being improperly valued by the market.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s objective of long-term capital appreciation. We look forward to writing to you again at the close of the year.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

Value of Shares Owned,
If Initial Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859
9/30/16	73,312
12/31/16	76,612
3/31/17	80,372
6/30/17	82,232
9/30/17	82,438
12/31/17	87,561
3/31/18	86,683
6/30/18	86,815

Details:
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 6/30/18, assuming reinvestment

OLSTEIN ALL CAP VALUE FUND

of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 4.58%, 8.86%, and 8.01%, respectively. Per the Fund’s prospectus dated 10/31/17, the expense ratio for the Olstein All Cap Value Fund Class C was 2.27%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of fund holdings as of 6/30/18 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. There is no assurance that the Fund will achieve its investment objective.

The Russell 3000 Index® is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000 Value Index® measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index® is constructed to provide a comprehensive and unbiased barometer of the broad value market. The S&P 500 Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy. While not a Fund benchmark, the S&P 500 Index is considered to represent the U.S. stock market performance in general. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the index represents. Such costs would lower performance. Investors cannot invest directly in an index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Olstein Capital Management, L.P. – Member FINRA

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/18.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value – Class C(1)	4.58%	8.86%	8.01%	7.00%	9.95%
Russell 3000® Value Index(2)	7.25%	10.40%	8.60%	8.73%	9.11%
Russell 3000® Index(3)	14.78%	13.29%	10.23%	9.61%	9.11%
S&P 500® Index(4)	14.37%	13.42%	10.17%	9.30%	9.04%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

(5)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Fiscal Year End of 6/30/18.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value –
Adviser Class(1)	6.66%	9.93%	8.95%	7.90%	7.81%
Russell 3000® Value Index(2)	7.25%	10.40%	8.60%	8.73%	7.04%
Russell 3000® Index(3)	14.78%	13.29%	10.23%	9.61%	6.52%
S&P 500® Index(4)	14.37%	13.42%	10.17%	9.30%	6.00%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses for each period and thus represents a “net return”.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

(5)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Expense Example as of June 30, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions, if any (Class C only); and (2) ongoing costs, including management fees, distribution fees (12b-1) (Class C only), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 – June 30, 2018.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/18	6/30/18	1/1/18 – 6/30/18
Actual
Class C	$1,000.00	$991.50	$11.11
Adviser Class	$1,000.00	$996.80	$6.19

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.64	$11.23
Adviser Class	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.25% and 1.25% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
June 30, 2018

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2018

COMMON STOCKS – 95.3%
ADVERTISING AGENCIES – 1.3%	Shares	Value
Omnicom Group Inc.	109,000	$8,313,430

AEROSPACE & DEFENSE – 1.0%
United Technologies Corporation	53,500	6,689,105

AIR DELIVERY & FREIGHT SERVICES – 2.0%
FedEx Corp.	29,000	6,584,740
United Parcel Service, Inc. – Class B	64,000	6,798,720
		13,383,460
AIRLINES – 3.3%
Delta Air Lines, Inc.	178,000	8,818,120
JetBlue Airways Corporation (a)	325,900	6,185,582
Spirit Airlines, Inc. (a)	185,800	6,753,830
		21,757,532
AUTO COMPONENTS – 2.9%
Aptiv Plc (b)	34,500	3,161,235
BorgWarner, Inc.	135,000	5,826,600
Delphi Technologies PLC (b)	74,000	3,364,040
The Goodyear Tire & Rubber Company	292,000	6,800,680
		19,152,555
AUTO MANUFACTURERS – 1.0%
General Motors Company	162,000	6,382,800

BEVERAGES – 0.2%
PepsiCo, Inc.	9,300	1,012,491

CAPITAL MARKETS – 0.6%
The Goldman Sachs Group, Inc.	17,000	3,749,690

CHEMICALS – 1.8%
DowDuPont, Inc.	81,000	5,339,520
Eastman Chemical Company	66,000	6,597,360
		11,936,880
COMMERCIAL BANKS – 6.2%
The Bank of New York Mellon Corporation	125,000	6,741,250

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.3% – continued
COMMERCIAL BANKS – 6.2% – continued	Shares	Value
BB&T Corporation	64,000	$3,228,160
Citizens Financial Group Inc.	175,000	6,807,500
Fifth Third Bancorp	169,000	4,850,300
Prosperity Bancshares, Inc.	69,235	4,732,905
U.S. Bancorp	135,000	6,752,700
Wells Fargo & Company	138,000	7,650,720
		40,763,535
COMMERCIAL SERVICES – 0.4%
Moody’s Corporation	15,000	2,558,400

COMMUNICATIONS EQUIPMENT – 2.3%
Cisco Systems, Inc.	228,000	9,810,840
CommScope Holding Company, Inc. (a)	194,000	5,665,770
		15,476,610
COMPUTERS – 6.4%
Apple Inc.	101,000	18,696,110
Conduent Inc. (a)	446,700	8,116,539
International Business Machines Corporation (IBM)	54,000	7,543,800
Western Digital Corporation	107,000	8,282,870
		42,639,319
CONSUMER FINANCE – 2.1%
American Express Company	54,000	5,292,000
MasterCard, Inc. – Class A	18,000	3,537,360
Visa Inc. – Class A	38,000	5,033,100
		13,862,460
CONTAINERS & PACKAGING – 2.5%
Owens-Illinois, Inc. (a)	413,100	6,944,211
Sealed Air Corporation	84,000	3,565,800
WestRock Company	107,831	6,148,524
		16,658,535
DIVERSIFIED FINANCIAL SERVICES – 3.8%
Franklin Resources, Inc.	203,000	6,506,150
Invesco Ltd. (b)	397,000	10,544,320
Legg Mason, Inc.	240,000	8,335,200
		25,385,670

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.3% – continued
E-COMMERCE – 1.2%	Shares	Value
eBay Inc. (a)	225,000	$8,158,500

ELECTRICAL EQUIPMENT – 1.9%
Eaton Corporation PLC (b)	76,000	5,680,240
Generac Holdings Inc. (a)	135,000	6,983,550
		12,663,790
ELECTRONICS – 1.7%
Keysight Technologies, Inc. (a)	111,000	6,552,330
Sensata Technologies Holding PLC (a)(b)	103,000	4,900,740
		11,453,070
ENERGY – 1.0%
Chevron Corporation	26,500	3,350,395
Exxon Mobil Corporation	43,000	3,557,390
		6,907,785
FOOD & DRUG RETAILERS – 3.8%
Casey’s General Stores, Inc.	33,000	3,467,640
CVS Health Corporation	164,000	10,553,400
Walgreens Boots Alliance, Inc.	180,000	10,802,700
		24,823,740
FOOD PRODUCTS – 1.3%
Hormel Foods Corporation	94,000	3,497,740
The JM Smucker Company	48,000	5,159,040
		8,656,780
HEALTH CARE EQUIPMENT & SUPPLIES – 6.4%
Baxter International Inc.	46,000	3,396,640
Becton, Dickinson and Company	37,000	8,863,720
Danaher Corporation	51,000	5,032,680
Hologic, Inc. (a)	128,000	5,088,000
Intuitive Surgical, Inc. (a)	3,400	1,626,832
Medtronic, PLC (b)	86,000	7,362,460
Zimmer Biomet Holdings, Inc.	96,000	10,698,240
		42,068,572
HEALTH CARE PROVIDERS & SERVICES – 2.0%
Henry Schein, Inc. (a)	46,000	3,341,440

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.3% – continued
HEALTH CARE PROVIDERS & SERVICES – 2.0% – continued	Shares	Value
UnitedHealth Group Incorporated	20,000	$4,906,800
Universal Health Services, Inc. – Class B	44,300	4,936,792
		13,185,032
HOTELS & LEISURE – 1.0%
SeaWorld Entertainment Inc. (a)	295,000	6,436,900

HOUSEHOLD DURABLES – 2.3%
Newell Brands, Inc.	336,600	8,680,914
Snap-on Incorporated	41,000	6,589,520
		15,270,434
HOUSEHOLD PRODUCTS – 2.4%
Coty, Inc. – Class A	482,000	6,796,200
Kimberly-Clark Corporation	52,000	5,477,680
The Procter & Gamble Company	45,000	3,512,700
		15,786,580
INDUSTRIAL EQUIPMENT WHOLESALE – 1.3%
WESCO International, Inc. (a)	150,000	8,565,000

INSURANCE – 5.0%
Aon PLC (b)	61,000	8,367,370
Marsh & McLennan Companies, Inc.	44,800	3,672,256
Prudential Financial, Inc.	73,000	6,826,230
The Travelers Companies, Inc.	44,500	5,444,130
Willis Towers Watson PLC (b)	57,000	8,641,200
		32,951,186
INTERNET SOFTWARE & SERVICES – 1.6%
Alphabet Inc. – Class C (a)	9,200	10,263,980

MACHINERY – 3.6%
AGCO Corporation	52,650	3,196,908
Caterpillar Inc.	25,000	3,391,750
Gardner Denver Holdings, Inc. (a)	189,200	5,560,588
Parker-Hannifin Corporation	44,000	6,857,400
Regal Beloit Corporation	62,400	5,104,320
		24,110,966

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.3% – continued
MATERIALS – 0.7%	Shares	Value
Axalta Coating Systems Ltd. (a)(b)	156,600	$4,746,546

MEDIA – 6.2%
Comcast Corporation – Class A	274,000	8,989,940
Discovery Communications, Inc. – Class C (a)	481,987	12,290,668
Viacom Inc. – Class B	360,000	10,857,600
The Walt Disney Company	84,500	8,856,445
		40,994,653
OFFICE ELECTRONICS – 1.1%
Zebra Technologies Corporation – Class A (a)	53,000	7,592,250

PHARMACEUTICALS – 0.7%
Thermo Fisher Scientific, Inc.	23,000	4,764,220

RESTAURANTS – 0.5%
Dunkin’ Brands Group Inc.	51,000	3,522,570

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.9%
Intel Corporation	176,800	8,788,728
Kulicke and Soffa Industries, Inc. (a)	293,179	6,983,524
Lam Research Corporation	20,000	3,457,000
Texas Instruments Incorporated	58,000	6,394,500
		25,623,752
SOFTWARE – 2.6%
Microsoft Corporation	66,300	6,537,843
Oracle Corporation	248,000	10,926,880
		17,464,723
SPECIALTY RETAIL – 0.9%
Lowe’s Companies, Inc.	64,000	6,116,480

TELECOMMUNICATIONS – 0.8%
Corning Incorporated	185,000	5,089,350

TEXTILES, APPAREL & LUXURY GOODS – 1.7%
Skechers U.S.A., Inc. – Class A (a)	243,000	7,292,430
Tapestry, Inc.	79,000	3,690,090
		10,982,520

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.3% – continued
TRANSPORTATION EQUIPMENT – 0.8%	Shares	Value
The Greenbrier Companies, Inc.	96,000	$5,064,000

WASTE MANAGEMENT – 1.1%
Stericycle, Inc. (a)	116,000	7,573,640
TOTAL COMMON STOCKS (Cost $575,754,141)		630,559,491

SHORT-TERM INVESTMENT – 5.2%
MONEY MARKET MUTUAL FUND – 5.2%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio –
Institutional Class, 1.81% (c)	34,551,776	34,551,776
TOTAL SHORT-TERM INVESTMENT (Cost $34,551,776)		34,551,776

TOTAL INVESTMENTS – 100.5%
(Cost $610,305,917)		665,111,267
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(3,354,767)
TOTAL NET ASSETS – 100.0%		$661,756,500

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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Olstein All Cap Value Fund
Statement of Assets and Liabilities as of June 30, 2018

Assets:
Investments, at value (at cost $610,305,917)	$665,111,267
Receivable for securities sold	634,063
Receivable for capital shares sold	25,779
Dividends and interest receivable	725,705
Other assets	21,199
Total Assets	$666,518,013

Liabilities:
Payable for securities purchased	2,683,653
Payable for capital shares redeemed	246,091
Payable to Investment Manager (See Note 5)	557,064
Distribution expense payable	950,610
Payable for transfer agent fees and expenses	86,706
Payable for professional fees	62,732
Payable for trustees’ fees and expenses	55,451
Accrued expenses and other liabilities	119,206
Total Liabilities	4,761,513
Net Assets	$661,756,500

Net Assets Consist of:
Capital stock	$563,359,073
Accumulated net realized gain on investments sold	43,592,077
Net unrealized appreciation on investments	54,805,350
Total Net Assets	$661,756,500

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net assets	$456,793,339
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	23,077,820
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$19.79

ADVISER CLASS:
Net assets	$204,963,161
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	8,318,886
Net asset value, offering and redemption price per share	$24.64

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Operations

For the Year Ended June 30, 2018
Investment Income:
Dividend income	$10,869,497
Interest income	495,752
Total investment income	11,365,249

Expenses:
Investment management fees (See Note 5)	6,874,267
Distribution expense – Class C (See Note 6)	4,824,845
Transfer agent fees and expenses	480,592
Administration fees	440,585
Professional fees	259,425
Trustees’ fees and expenses	196,398
Accounting costs	123,883
Federal and state registration	76,886
Custody fees	63,778
Report to shareholders	36,121
Other	64,158
Total expenses	13,440,938
Net investment loss	(2,075,689)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain on investments	60,931,170
Change in unrealized appreciation/depreciation on investments	(18,685,681)
Net realized and unrealized gain on investments	42,245,489
Net Increase in Net Assets Resulting from Operations	$40,169,800

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Operations:
Net investment loss	$(2,075,689)	$(3,136,004)
Net realized gain on investments	60,931,170	43,385,965
Change in unrealized appreciation/depreciation on investments	(18,685,681)	79,610,675
Net increase in net assets resulting from operations	40,169,800	119,860,636

Distributions to Class C shareholders
from net realized gains	(28,329,879)	(1,085,704)
Distributions to Adviser Class shareholders
from net realized gains	(10,050,700)	(329,711)
Total distributions to shareholders	(38,380,579)	(1,415,415)

Net decrease in net assets from Fund
share transactions (See Note 7)	(32,435,015)	(56,480,184)

Total Increase (Decrease) in Net Assets	(30,645,794)	61,965,037

Net Assets:
Beginning of period	692,402,294	630,437,257
End of period	$661,756,500	$692,402,294
Accumulated net investment loss	$—	$(1,990,517)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014
Net Asset Value – Beginning of Period	$19.90	$16.70	$21.40	$19.82	$16.28
Investment Operations:
Net investment loss(1)	(0.12)	(0.14)	(0.07)	(0.16)	(0.15)
Net realized and unrealized
gain (loss) on investments	1.22	3.38	(1.74)	1.99	3.69
Total from investment operations	1.10	3.24	(1.81)	1.83	3.54
Distributions from net realized
gain on investments	(1.21)	(0.04)	(2.89)	(0.25)	—
Net Asset Value – End of Period	$19.79	$19.90	$16.70	$21.40	$19.82

Total Return++	5.57%	19.42%	(8.83)%	9.24%	21.74%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.25%	2.25%	2.25%	2.26%	2.27%
Net investment loss	(0.60)%	(0.74)%	(0.40)%	(0.78)%	(0.84)%
Portfolio turnover rate(2)	53.79%	55.51%	51.13%	57.57%	51.49%
Net assets at end of period (000 omitted)	$456,794	$493,526	$463,972	$618,561	$587,383

++	Total Returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014
Net Asset Value – Beginning of Period	$24.25	$20.15	$24.94	$22.83	$18.59
Investment Operations:
Net investment income(1)	0.10	0.06	0.13	0.05	0.02
Net realized and unrealized
gain (loss) on investments	1.50	4.08	(2.03)	2.31	4.22
Total from investment operations	1.60	4.14	(1.90)	2.36	4.24
Distributions from net realized
gain on investments	(1.21)	(0.04)	(2.89)	(0.25)	—
Net Asset Value – End of Period	$24.64	$24.25	$20.15	$24.94	$22.83

Total Return	6.66%	20.56%	(7.87)%	10.35%	22.81%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.25%	1.25%	1.25%	1.26%	1.34	%(2)
Net investment income	0.40%	0.26%	0.60%	0.22%	0.09%
Portfolio turnover rate(3)	53.79%	55.51%	51.13%	57.57%	51.49%
Net assets at end of period (000 omitted)	$204,963	$198,876	$166,465	$151,841	$98,768

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	The Board voted to eliminate the 12b-1 Plan for the Adviser Class effective October 31, 2013, and the 0.25% 12b-1 fee was discontinued.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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OLSTEIN STRATEGIC
OPPORTUNITIES FUND

30	Letter to Shareholders

41	Expense Example

44	Schedule of Investments

48	Statement of Assets
and Liabilities

50	Statement of Operations

51	Statements of Changes
in Net Assets

52	Financial Highlights

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2018, Class A shares (load waived) of the Olstein Strategic Opportunities Fund appreciated 3.31%, Class C shares appreciated 2.53% and Adviser Class shares appreciated 3.59%.1  During the same twelve-month period the Russell 2500® Value Index appreciated 11.49% while the Russell 2500® Index appreciated 16.24%.

MARKET OUTLOOK

Accelerated economic growth and increased corporate profits continued to drive equity market returns during the Fund’s fiscal year.  While we believe that continued job growth, a mildly expansionary tax plan, improved business confidence and favorable consumer sentiment suggest further economic momentum and earnings growth during the second half of 2018, we are also keeping a wary eye on the continued dominance of “growth” companies in U.S. equity markets.

While investor preference for “growth” stocks is especially pronounced among larger capitalization companies – the Russell 3000 Growth Index outperformed the Russell 3000 Value Index by 15.22% for the year-ended June 30, 2018 – we saw the potential for a major shift in sentiment in the SMID capitalization range during the second quarter of 2018.  During the second quarter of 2018, the Russell 2500 Value Index outperformed the Russell 2500 Growth Index by 0.27%.  As equity markets continue to move

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class A return as of 6/30/18 for the one-year, five-year, and ten year periods, assuming deduction of the maximum Class A sales charge of 5.50%, was -2.35%, 6.81% and 9.88%, respectively. Per the Fund’s 10/31/17 prospectus, the gross expense ratio for the Class A share was 1.62%, and the net expense ratio was 1.61% after contractual expense waiver and/or reimbursement. The contractual expense waiver shall remain in effect until at least October 28, 2018. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

deeper into the “growth dominates” phase, we expect more investors to recognize that “value” stocks, especially those of small- to mid-sized companies, can offer excellent appreciation potential and favorable long-term risk/reward trade-offs.

During the second half of 2018, we expect continued economic growth, increased consumer consumption driven by stable job growth and wage gains, combined with production/manufacturing growth to improve the prospects for many of the small- to mid-sized companies in our portfolio.  Remaining true to our investment discipline, we intend to seize on market dips as buying opportunities by either strategically adding to existing positions in the portfolio or initiating positions in companies that can be purchased at a significant discount to our calculation of their intrinsic values.  As such, we maintain an optimistic outlook for our value-oriented approach to investing for the second half of 2018.

OUR STRATEGY

Despite shifts in investor sentiment that tend to chase after fads, trends or momentum, we continue to focus on company-specific factors and fundamentals.  In today’s market, a company’s ability to generate sustainable future free cash flow and securities prices that allow us to buy good companies at what we believe are very advantageous prices, guide our pursuit of value.  We believe it is important to weather market conditions, specific events and shifts in investor-driven momentum by favoring the equities of financially strong companies with stable or growing free cash flow that are run by managements that have a demonstrated history of deploying cash to the benefit of shareholders.

The Fund’s current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value.  We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow since, from our perspective as long-term value investors, we recognize that such companies are well positioned to compete more profitably as economic growth improves.

PORTFOLIO REVIEW

At June 30, 2018, the Olstein Strategic Opportunities Fund portfolio consisted of 42 holdings with an average weighted market capitalization of $5.54 billion.  During the fiscal year, the Fund initiated positions in fourteen companies and strategically added to positions in five companies.  Over the same time period, the Fund eliminated its holdings in twenty-one companies and strategically decreased its holdings in another eight companies.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Positions initiated during the last twelve months include:  Casey’s General Store, Central Garden & Pet Company, CommScope Holding Company, Denny’s Corp., Discovery Communications, Dunkin Brands Group, Goodyear Tire & Rubber Company, Hain Celestial Group, Home BancShares Inc., Kulicke & Soffa Industries, Mattel Inc., Newell Brands, Snyder’s-Lance Inc., and Spartan Motors Inc.

Positions eliminated during the past twelve months include: Astronics Corp, Bed Bath & Beyond, Big Lots, CECO Environmental, Charles River Laboratories, Convergys Corporation, FTD Companies, Harmonic Inc., Hill-Rom Holdings, IPG Photonics Corporation, Mattel Inc., Patterson Companies, Inc., Potbelly Corporation, Scripps Networks Interactive, ServiceMaster Global Holdings Inc., Snyder’s-Lance Inc., Sykes Enterprises, Vishay Intertechnology Inc., VWR Corp., Winnebago Industries, and Xperi Corporation.

During the twelve-month reporting period the Fund both initiated and liquidated positions in Mattel Inc. and Snyder’s-Lance Inc.  The Fund initiated a position in Mattel Inc. in August 2017 and steadily built its holdings over the next six weeks.  By the end of October, however, the Fund liquidated its position when we determined that the company’s turnaround strategy would take longer than our original thesis anticipated and that the company’s woes were amplified by the bankruptcy of Toys-R-Us, one of its largest distribution partners.

The Fund began buying the stock of Snyder’s-Lance, a snack company, on August 16, 2017, and built a position in the portfolio over the next three months at an average cost of $36.48 per share.  On December 18, 2017, the Campbell Soup Company announced that it would acquire Snyder’s-Lance for $50 per share in an all-cash transaction.  Following the acquisition announcement, the Fund exited its position in Snyder’s-Lance at an average sale price of $49.18 per share (very close to the announced acquisition price), representing a 35% increase over its average cost during a very short, four-month holding period.

In addition to Snyder’s-Lance, two additional holdings were sold following acquisition announcements. Prior to the start of the Fund’s fiscal year, on May 5, 2017, VWR, a provider of product, supply chain, and service solutions to laboratories, announced that it was to be acquired by Avantor, a global supplier of ultra-high-purity materials for the life sciences and advanced technology markets, for $33.25 per share.  The Fund liquidated its holdings in VWR by the end of November 2017, at an average sale price of $33.17, which represented a 23% increase over the Fund’s average cost to acquire the stock.  On July 31, 2017, Discovery Communications announced that it would acquire Scripps Networks Interactive in a cash and stock transaction valued at $90 per share.  The Fund initiated its position in Scripps Networks Interactive on May 9, 2017 and built a position over the next six weeks at an average cost of approximately $68.35 per share.  Following the

OLSTEIN STRATEGIC OPPORTUNITIES FUND

acquisition announcement, the Fund exited its position in Scripps with an average sale price of $86.29, which represented a 26.24% increase over its average cost during the unusually short, three-month holding period.

Our Leaders

Leading performers for the twelve-month reporting period ended June 30, 2018, include: Dine Brands Global, Discovery Communications Inc., Keysight Technologies, Winnebago Industries, and Zebra Technologies Corp. At the close of the fiscal year, the Fund continued to maintain positions in Dine Brands Global, Discovery Inc., Keysight Technologies, and Zebra Technologies Corp.  The Fund sold its position in Winnebago Industries as it reached our valuation in a relatively short period of time.  The Fund built a position in Winnebago in June 2017 at an average price of $29.13 per share.  As the company’s stock reached our valuation level, the Fund liquidated its position by December 4, 2017, with an average sale price of approximately $49.25 per share.  Over a short holding period of a little more than five months, the Fund’s holding in Winnebago Industries appreciated approximately 67%.

Our Laggards

Laggards during the twelve-month reporting period included: Patterson Companies, FTD Companies, Inc., Xperi Corporation, Owens-Illinois, and Lifetime Brands.  At the close of the fiscal year, the Fund maintained positions in Owens-Illinois and Lifetime Brands.  During the fiscal year the Fund liquidated its positions in Patterson Companies, FTD Companies and, XPeri Corporation.  The Fund liquidated its position in Patterson Companies due to poor execution of their turnaround/restructuring strategy and ongoing challenges within the market for consumable dental products and supplies.  Similarly, the Fund liquidated its holdings in the FTD Companies due to growing concerns about the effectiveness of the company’s turnaround strategy and its ability to achieve our expectation for free cash flow during our expected holding period.

REVIEW OF STRATEGIC OPPORTUNITIES

In previous letters to shareholders, we included a discussion of the Fund’s activist investments under the heading, “Review of Activist Holdings.”  As the Fund passed its tenth anniversary (November 1, 2016), we decided to broaden our discussion of specific holdings to include a review of selected strategic situations, in addition to the Fund’s activist holdings, that we believe merit attention.  As a reminder, we categorize activist investments as situations where we have identified companies that face unique strategic choices, challenges or problems and where Olstein Capital Management or an outside investor, usually a hedge fund or private equity investor, seeks to influence

OLSTEIN STRATEGIC OPPORTUNITIES FUND

company management to adopt strategic alternatives that we expect to unlock greater shareholder value.  Our broader definition of strategic opportunities, in addition to activist investments, also includes situations where companies have adopted specific strategic plans, undergone significant management changes, announced corporate actions that we expect to significantly improve long-term business value or returned free cash flow to investors through increased dividends, share buybacks or substantial debt paydowns.

As of June 30, 2018, the Fund was invested in thirty-seven strategic situations, which represented approximately 90% of the Fund’s equity investments and eight of its top ten holdings.  Strategic holdings as of June 30, 2018, included the Fund’s twelve activist holdings: Axalta Coating Systems, Blue Bird Corp., Casey’s General Stores, CommScope Holding Company, Conduent Inc., Hain Celestial Group, Lifetime Brands, Newell Brands Inc., Owens-Illinois, Prestige Brands, SeaWorld Entertainment, and Sensata Technologies.

Twenty-thee portfolio companies (including four of the activist holdings mentioned above) announced actions over the past fiscal year that return free cash flow to investors through share repurchase programs, increased dividend payments and/or substantial debt paydowns.  We believe the number of companies returning free cash flow to shareholders was much higher than usual over the past fiscal year due to the Tax Cuts and Job Act of 2017, which lowered the corporate tax rate from 35% to 21%.  By way of comparison, for the fiscal year ended June 30, 2017, ten portfolio companies announced actions that returned free cash flow to investors through share repurchases and increased dividend payments.

Twenty companies announced substantial share repurchase programs during the fiscal year, including: Blue Bird Corp., Casey’s General Stores, Citizens Financial Group, CommScope Holding Company, Denny’s Corp., Dunkin Brands Group, Federal Signal Corp., Goodyear Tire & Rubber Company, Greenbrier Companies, Helen of Troy Ltd., Keysight Technologies, Kulicke & Soffa Industries, Owens-Illinois, Prosperity Bancshares Inc., Regal-Beloit Corp., Sensata Technologies, Skechers USA,  Spirit Airlines, Wabash National Corp., and Wesco International.  Nine portfolio companies announced  significant increases to dividend payments during the fiscal year including, Dunkin Brands Group, Federal Signal Corp., Goodyear Tire & Rubber, Greenbrier Companies, Legg Mason, Prosperity Bancshares, Regal-Beloit Corp., Wabash National Corp., and WestRock Company.  One company, Kulicke & Soffa Industries, initiated a quarterly dividend program in June 2018.  Three companies announced favorable debt arrangements: Owens-Illinois and Regal-Beloit Corp announced significant debt paydown programs, while Zebra Technologies completed a comprehensive debt restructuring that it expects to significantly reduce annual interest payments.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Fourteen companies in the portfolio have announced senior leadership changes, usually at the Chief Executive Officer, Chief Financial Officer and/or Chief Marketing & Strategy Officer positions that signal to us the pursuit of specific, favorable growth opportunities and/or a focused commitment to enhancing production capabilities while lowering production costs to achieve or maintain higher operating margins.  These companies include: Casey’s General Stores, Central Garden and Pet Co., CommScope Holding, Dine Brands Global, Dunkin Brands, Federal Signal Corp., Greenbrier Companies, Kulicke & Soffa Industries, Regal-Beloit Corp., SeaWorld Entertainment, Skechers USA, Spartan Motors, Stericycle Inc., and Wabash National Corp.

A Note on the Restructuring of The Olstein Funds

By the time you read this letter you will have received a Proxy Statement and Notice of Special Joint Meeting of Shareholders scheduled for September 12, 2018. The meeting is for shareholders of the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund to vote on a proposal to reorganize our two mutual funds, on a tax-free basis, into a lower-cost investment company operating structure with no change in management or investment objectives.  Shareholders of each Olstein fund have been asked to vote on a proposal to reorganize their fund into a corresponding newly created Olstein mutual fund within Managed Portfolio Series, a registered investment company operated by the Olstein Funds’ current service provider, U.S. Bancorp Fund Services, LLC. Each new Olstein fund within Managed Portfolio Series has been created specifically to continue the operation of the corresponding Olstein Fund without interruption, has the same fund name and share class ticker symbols, retains Olstein Capital Management as investment manager, is managed according to the same investment objective and investment philosophy, and will carry forward the fund’s financial and performance history. The proposed administrative change provides continuity of service and support for the funds and shareholders while providing cost savings and efficiencies associated with being part of a larger investment company.

The Olstein Funds Board of Trustees believes that the proposed reorganization of each Olstein fund into the corresponding acquiring fund is in the best interests of shareholders and, for the reasons described in the Proxy Statement/Prospectus previously sent to you, recommends that you vote “FOR” the proposed reorganization. Regardless of your account size, we need your vote! To avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, either by Internet through the website listed in the proxy voting instructions; by Telephone using the toll-free number listed in the proxy voting instructions; or by Mail with the proxy card(s) sent to you. We expect the new funds will begin operations on or around September 14, 2018, following a favorable vote at the upcoming Shareholder Meeting on September 12, 2018.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

FINAL THOUGHTS

We believe that instead of making investment decisions based on momentum or current market sentiment, investors should focus on opportunities for meaningful capital appreciation presented by individual companies. We believe that analysis of specific companies, their potential, prospects and value and not overall market sentiment should guide investors’ actions.  We continue to focus on understanding a business, its potential to generate sustainable free cash flow and ultimately its value.  After identifying companies that meet well-defined investment criteria, we then take advantage of market conditions and downward price movements to buy such companies at what we believe to be advantageous prices that increase the chance for a successful investment outcome.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s objective of long-term capital appreciation. We look forward to writing to you again at the close of the year.

Sincerely,

Eric Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman and Chief Investment Officer

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 6/30/18 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500 Index® measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500 Index® is a subset of the Russell 3000 Index®. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Value Index® measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500 Value Index® is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Russell 3000 Index® is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000 Value Index® measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index® is constructed to provide a comprehensive and unbiased barometer of the broad value market. While not Fund benchmarks, the Russell 3000 Index® and Russell 3000 Value Index® are broad market indices that are considered to represent the U.S. stock market performance in general. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. An investor cannot invest directly in an index.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Olstein Capital Management, L.P.  Member FINRA.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A for the past 10 years through the Fiscal Year End of 6/30/18.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year	Inception(5)
Olstein Strategic Opportunities –
Class A (without Load)(1)	3.31%	8.02%	10.49%	7.28%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	-2.35%	6.81%	9.88%	6.77%
Russell 2500® Value Index(2)	11.49%	10.78%	10.10%	7.59%
Russell 2500® Index(3)	16.24%	12.29%	10.74%	8.95%
S&P 500® Index(4)	14.37%	13.42%	10.17%	8.35%

(1)
Assumes reinvestment of dividends and capital gains.  Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

(5)	Commenced operations on November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/18.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year	Inception(5)
Olstein Strategic Opportunities –
Class C(1)	1.53%	7.21%	9.67%	6.51%
Russell 2500® Value Index(2)	11.49%	10.78%	10.10%	7.59%
Russell 2500® Index(3)	16.24%	12.29%	10.74%	8.95%
S&P 500® Index(4)	14.37%	13.42%	10.17%	8.35%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price or the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

(5)	Commenced operations on November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class Inception through the Fiscal Year End of 6/30/18.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Returns
	1 Year	Inception(5)
Olstein Strategic Opportunities – Adviser Class(1)	3.59%	1.57%
Russell 2500® Value Index(2)	11.49%	9.08%
Russell 2500® Index(3)	16.24%	9.87%
S&P 500® Index(4)	14.37%	10.77%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and thus represents a “net return.”  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

(5)	Commenced operations on May 11, 2015.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Expense Example as of June 30, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales loads (Class A only) on purchase payments or contingent deferred sales charges on redemptions (Class C only), if any; and (2) ongoing costs, including management fees, distribution fees (12b-1) (Class A and Class C only), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 – June 30, 2018.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Strategic Opportunities Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/18	6/30/18	1/1/18 – 6/30/18
Actual
Class A	$1,000.00	$ 998.90	$ 7.93
Class C	$1,000.00	$ 995.00	$11.62
Adviser Class	$1,000.00	$1,000.00	$ 6.69

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.86	$ 8.00
Class C	$1,000.00	$1,013.14	$11.73
Adviser Class	$1,000.00	$1,018.10	$ 6.76

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.60%, 2.35% and 1.35% for Class A, Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Allocation of Portfolio Assets as a percentage of investments
June 30, 2018

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2018

COMMON STOCKS – 96.4%
AIRLINES – 3.5%	Shares	Value
Spirit Airlines, Inc. (a)	116,800	$4,245,680

AUTO COMPONENTS – 5.3%
The Goodyear Tire & Rubber Company	92,000	2,142,680
Miller Industries, Inc.	66,941	1,710,343
Spartan Motors, Inc.	173,000	2,612,300
		6,465,323
AUTO MANUFACTURERS – 1.2%
Blue Bird Corp. (a)	66,300	1,481,805

COMMERCIAL BANKS – 6.6%
Citizens Financial Group Inc.	77,750	3,024,475
Home BancShares Inc.	59,300	1,337,808
Prosperity Bancshares, Inc.	52,915	3,617,269
		7,979,552
COMMUNICATIONS EQUIPMENT – 1.7%
CommScope Holding Company, Inc. (a)	70,700	2,064,793

COMPUTERS – 3.3%
Conduent Inc. (a)	220,300	4,002,851

CONTAINERS & PACKAGING – 5.5%
Owens-Illinois, Inc. (a)	263,400	4,427,754
WestRock Company	39,550	2,255,141
		6,682,895
DIVERSIFIED FINANCIAL SERVICES – 5.5%
Janus Henderson Group PLC (b)	77,000	2,366,210
Legg Mason, Inc.	123,500	4,289,155
		6,655,365
ELECTRONICS – 4.2%
Keysight Technologies, Inc. (a)	52,000	3,069,560
Sensata Technologies Holding PLC (a)(b)	43,841	2,085,955
		5,155,515

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 96.4% – continued
FOOD & STAPLES RETAILING – 1.5%	Shares	Value
Casey’s General Stores, Inc.	17,800	$1,870,424

FOOD PRODUCTS – 2.1%
The Hain Celestial Group, Inc. (a)	85,000	2,533,000

HEALTH CARE EQUIPMENT & SUPPLIES – 4.9%
Natus Medical Incorporated (a)	34,000	1,173,000
Zimmer Biomet Holdings, Inc.	43,000	4,791,920
		5,964,920
HOTELS & LEISURE – 3.4%
SeaWorld Entertainment Inc. (a)	192,000	4,189,440

HOUSEHOLD DURABLES – 8.5%
Central Garden & Pet Company – Class A (a)	53,900	2,181,333
Helen of Troy Ltd. (a)(b)	25,580	2,518,351
Lifetime Brands, Inc.	193,000	2,441,450
Newell Brands, Inc.	122,400	3,156,696
		10,297,830
INDUSTRIAL EQUIPMENT WHOLESALE – 4.8%
Park-Ohio Holdings Corp.	38,000	1,417,400
WESCO International, Inc. (a)	76,970	4,394,987
		5,812,387
MACHINERY – 4.8%
AGCO Corporation	20,200	1,226,544
Federal Signal Corporation	61,900	1,441,651
Regal Beloit Corporation	38,600	3,157,480
		5,825,675
MATERIALS – 1.8%
Axalta Coating Systems Ltd. (a)(b)	71,199	2,158,042

MEDIA – 3.8%
Discovery Communications, Inc. – Class C (a)	179,750	4,583,625

OFFICE ELECTRONICS – 3.1%
Zebra Technologies Corporation – Class A (a)	26,000	3,724,500

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 96.4% – continued
PHARMACEUTICALS – 4.0%	Shares	Value
Prestige Brands Holdings, Inc. (a)	126,905	$4,870,614

RESTAURANTS – 4.5%
Denny’s Corporation (a)	91,520	1,457,914
Dine Brands Global, Inc.	35,688	2,669,462
Dunkin’ Brands Group Inc.	19,000	1,312,330
		5,439,706
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.0%
Kulicke and Soffa Industries, Inc. (a)	155,700	3,708,774

TEXTILES, APPAREL & LUXURY GOODS – 1.4%
Skechers U.S.A., Inc. – Class A (a)	55,700	1,671,557

TRANSPORTATION EQUIPMENT – 4.3%
The Greenbrier Companies, Inc.	58,500	3,085,875
Wabash National Corporation	116,000	2,164,560
		5,250,435
WASTE MANAGEMENT – 3.7%
Stericycle, Inc. (a)	69,000	4,505,010
TOTAL COMMON STOCKS (Cost $108,983,424)		117,139,718

SHORT-TERM INVESTMENT – 3.0%
MONEY MARKET MUTUAL FUND – 3.0%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio –
Institutional Class, 1.81% (c)	3,610,164	3,610,164
TOTAL SHORT-TERM INVESTMENT (Cost $3,610,164)		3,610,164

TOTAL INVESTMENTS – 99.4%
(Cost $112,593,588)		120,749,882
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		697,987
TOTAL NET ASSETS – 100.0%		$121,447,869

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

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OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of June 30, 2018

Assets:
Investments, at value (at cost $112,593,588)	$120,749,882
Receivable for securities sold	984,864
Receivable for capital shares sold	113,390
Dividends and interest receivable	134,135
Other assets	18,983
Total Assets	$122,001,254

Liabilities:
Payable for securities purchased	73,286
Payable for capital shares redeemed	226,881
Payable to Investment Manager (See Note 5)	100,780
Distribution expense payable	52,394
Payable for professional fees	27,940
Payable for transfer agent fess and expenses	27,782
Payable for trustees’ fees and expenses	13,115
Accrued expenses and other liabilities	31,207
Total Liabilities	553,385
Net Assets	$121,447,869

Net Assets Consist of:
Capital stock	$118,148,055
Accumulated net investment loss	(366,160)
Accumulated net realized loss on investments sold	(4,490,320)
Net unrealized appreciation on investments	8,156,294
Total Net Assets	$121,447,869

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net assets	$23,176,215
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,327,187
Net asset value, offering and redemption price per share	$17.46
Maximum offering price per share	$18.48

CLASS C:
Net assets	$24,484,139
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,551,210
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$15.78

ADVISER CLASS:
Net assets	$73,787,515
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,192,757
Net asset value, offering and redemption price per share	$17.60

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Operations

For the Year Ended June 30, 2018
Investment Income:
Dividend income	$1,362,327
Interest income	100,978
Total investment income	1,463,305

Expenses:
Investment management fees (See Note 5)	1,376,231
Distribution expense – Class A (See Note 6)	66,712
Distribution expense – Class C (See Note 6)	286,970
Transfer agent fees and expenses	153,694
Administration fees	98,086
Professional fees	67,934
Federal and state registration	56,742
Accounting costs	46,754
Trustees’ fees and expenses	41,563
Custody fees	16,879
Report to shareholders	13,698
Other	14,393
Total expenses	2,239,656
Net expenses waived by Investment Manager (See Note 5)	(28,063)
Net expenses	2,211,593
Net investment loss	(748,288)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain on investments	5,529,448
Change in unrealized appreciation/depreciation on investments	(382,804)
Net realized and unrealized gain on investments	5,146,644
Net Increase in Net Assets Resulting from Operations	$4,398,356

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Operations:
Net investment loss	$(748,288)	$(838,516)
Net realized gain on investments	5,529,448	2,562,887
Change in unrealized appreciation/depreciation on investments	(382,804)	30,262,187
Net increase in net assets resulting from operations	4,398,356	31,986,558

Net decrease in net assets from
Fund share transactions (See Note 7)	(36,418,866)	(21,028,941)

Total Increase (Decrease) in Net Assets	(32,020,510)	10,957,617

Net Assets:
Beginning of period	153,468,379	142,510,762
End of period	$121,447,869	$153,468,379
Accumulated net investment loss	$(366,160)	$(467,736)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014
Net Asset Value – Beginning of Period	$16.90	$13.61	$17.71	$18.34	$15.35
Investment Operations:
Net investment loss(1)	(0.09)	(0.08)	(0.05)	(0.11)	(0.12)
Net realized and unrealized
gain (loss) on investments	0.65	3.37	(2.63)	1.35	4.06
Total from investment operations	0.56	3.29	(2.68)	1.24	3.94
Distributions from net realized
gain on investments	—	—	(1.42)	(1.87)	(0.95)
Net Asset Value – End of Period	$17.46	$16.90	$13.61	$17.71	$18.34

Total Return++	3.31%	24.17%	(15.31)%	7.19%	26.25%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	1.62%	1.61%	1.70%	1.59%	1.60%
After expense waiver and/or recoupment	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(0.56)%	(0.51)%	(0.41)%	(0.60)%	(0.69)%
After expense waiver and/or recoupment	(0.54)%	(0.50)%	(0.31)%	(0.61)%	(0.69)%
Portfolio turnover rate(2)	52.98%	64.90%	58.24%	51.68%	60.25%
Net assets at end of period (000 omitted)	$23,176	$31,537	$46,225	$127,928	$87,456

++	Total Returns do not reflect any sales charge for Class A Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014
Net Asset Value – Beginning of Period	$15.39	$12.49	$16.50	$17.33	$14.66
Investment Operations:
Net investment loss(1)	(0.20)	(0.18)	(0.14)	(0.23)	(0.23)
Net realized and unrealized
gain (loss) on investments	0.59	3.08	(2.45)	1.27	3.85
Total from investment operations	0.39	2.90	(2.59)	1.04	3.62
Distributions from net realized
gain on investments	—	—	(1.42)	(1.87)	(0.95)
Net Asset Value – End of Period	$15.78	$15.39	$12.49	$16.50	$17.33

Total Return++	2.53%	23.22%	(15.92)%	6.41%	25.28%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	2.37%	2.36%	2.45%	2.34%	2.35%
After expense waiver and/or recoupment	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(1.31)%	(1.26)%	(1.15)%	(1.35)%	(1.44)%
After expense waiver and/or recoupment	(1.29)%	(1.25)%	(1.05)%	(1.36)%	(1.44)%
Portfolio turnover rate(2)	52.98%	64.90%	58.24%	51.68%	60.25
Net assets at end of period (000 omitted)	$24,484	$35,107	$36,127	$46,193	$26,367

++	Total Returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the	For the	For the
	Year	Year	Year
	Ended	Ended	Ended	May 11, 2015(1)
	June 30,	June 30,	June 30,	Through
	2018	2017	2016	June 30, 2015
Net Asset Value – Beginning of Period	$16.99	$13.65	$17.72	$18.47
Investment Operations:
Net investment loss(2)	(0.05)	(0.04)	(0.01)	(0.00)
Net realized and unrealized
gain (loss) on investments	0.66	3.38	(2.64)	(0.75)
Total from investment operations	0.61	3.34	(2.65)	(0.75)
Distributions from net realized
gain on investments	—	—	(1.42)	—
Net Asset Value – End of Period	$17.60	$16.99	$13.65	$17.72

Total Return	3.59%	24.47%	(15.11)%	(4.06	)%*
Ratios (to average net assets)/Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	1.37%	1.36%	1.45%	1.31	%**
After expense waiver and/or recoupment	1.35%	1.35%	1.35%	1.35	%**
Ratio of net investment loss:
Before expense waiver and/or recoupment	(0.31)%	(0.26)%	(0.16)%	(0.10	)%**
After expense waiver and/or recoupment	(0.29)%	(0.25)%	(0.06)%	(0.14	)%**
Portfolio turnover rate(3)	52.98%	64.90%	58.24%	51.68	%*
Net assets at end of period (000 omitted)	$73,788	$86,824	$60,159	$51,738

*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  Each Fund is a diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The Funds are Investment Companies and therefore follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The All Cap Value Fund commenced investment operations on September 21, 1995, and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999, and were subject to expenses pursuant to the Distribution and Shareholder Servicing Plan for the Adviser Class shares described in Note 6 through October 30, 2013 (at which time the Plan was eliminated).  The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus and expenses pursuant to the Distribution and Shareholder Servicing Plan for the Class C shares described in Note 6.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Distribution and Shareholder Servicing Plans described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original

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purchase price or the value of such shares at the time of redemption.  The Strategic Fund began offering a third class of shares, Adviser Class shares, on April 28, 2015, which were initially sold on May 11, 2015.

Reorganization into Managed Portfolio Series On March 29, 2018, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Reorganization”) for the Funds from The Olstein Funds Trust to Managed Portfolio Series.  Subject to the approval of the Funds’ shareholders as of the record date of July 6, 2018, it is anticipated that the Reorganization will occur on or about September 14, 2018.  The investment objectives, strategies, policies and investment management fees will be the same after the Reorganization.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

Security Valuation.  The Funds’ equity securities, except securities reported on the NASDAQ NMS or Small Cap exchanges, are valued at their fair value as determined by their last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ NMS or Small Cap exchanges are valued at the NASDAQ Official Closing Price (“NOCP”).  Lacking any sales, the security is valued at the mean between the closing bid and ask prices.  The value of securities for which no quotations are readily available is determined in good faith by, or under procedures approved by, the Board of Trustees (the “Board”).  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.  Redeemable securities issued by open-end investment companies, including money market funds, and held by a Fund are valued on any given business day using the respective NAVs of such companies for purchase and/or redemption orders placed on that day.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the

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measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources, and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Information Technology	$140,636,154	$—	$—	$140,636,154
Consumer Discretionary	125,330,842	—	—	125,330,842
Financials	114,237,841	—	—	114,237,841
Industrials	99,807,493	—	—	99,807,493
Health Care	60,017,824	—	—	60,017,824
Consumer Staples	50,279,591	—	—	50,279,591
Materials	33,341,961	—	—	33,341,961
Energy	6,907,785	—	—	6,907,785
Total Equity	630,559,491	—	—	630,559,491
Short-Term Investment	34,551,776	—	—	34,551,776
Total Investments in Securities	$665,111,267	$—	$—	$665,111,267

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Consumer Discretionary	$32,647,481	$—	$—	$32,647,481
Industrials	27,120,992	—	—	27,120,992
Information Technology	18,656,433	—	—	18,656,433
Financials	14,634,917	—	—	14,634,917
Health Care	10,835,534	—	—	10,835,534
Materials	8,840,937	—	—	8,840,937
Consumer Staples	4,403,424	—	—	4,403,424
Total Equity	117,139,718	—	—	117,139,718
Short-Term Investment	3,610,164	—	—	3,610,164
Total Investments in Securities	$120,749,882	$—	$—	$120,749,882

There were no transfers between levels during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’ policy to recognize transfers at the end of the reporting period.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after June 30, 2018, through the date the financial statements were issued, and determined that there were no significant

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subsequent events, except as disclosed in Note 1, that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

These differences are primarily due to the reclassification of net operating losses and the use of equalization for tax purposes. The following adjustments were made on the Statement of Assets and Liabilities.

	All Cap	Strategic
	Value Fund	Opportunities Fund
Accumulated net investment loss	$4,066,206	$849,864
Accumulated net realized gain/loss on investments sold	(7,394,961)	—
Capital stock	3,328,755	(849,864)

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend

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date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.  Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis deemed fair and equitable by the Trustees.

3	Purchases and Sales of Investment Securities During the year ended June 30, 2018, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$345,833,816	$398,930,548
Strategic Fund	$68,335,926	$102,048,543

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

4	Tax Information At June 30, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$611,263,714	$112,989,882
Gross unrealized appreciation	$84,274,201	$15,059,778
Gross unrealized depreciation	(30,426,648)	(7,299,778)
Net unrealized appreciation	$53,847,553	$7,760,000
Undistributed ordinary income	5,048,659	—
Undistributed long-term capital gain	39,501,215	—
Total distributable earnings	$44,549,874	$—
Other accumulated losses	$—	$(4,460,186)
Total accumulated gains (losses)	$98,397,427	$3,299,814

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the All Cap Value Fund and the Strategic Fund.

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At June 30, 2018, the accumulated capital loss carryforwards were as follows:

	All Cap	Strategic
	Value Fund	Fund
Unexpiring Losses	$—	$4,094,026 ST

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

At June 30, 2018, the Funds deferred, on a tax basis, ordinary late-year losses of:

Ordinary
Late Year Loss
All Cap Value Fund	$—
Strategic Fund	$366,160

The tax components of dividends paid by the Funds during the periods ended June 30, 2018 and June 30, 2017 were as follows:

	Year Ended	Year Ended
All Cap Value Fund	June 30, 2018	June 30, 2017
Long-Term Capital Gain	$38,380,579	$1,415,415
Strategic Fund
Ordinary Income	$—	$—
Long-Term Capital Gain	$—	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax years ended June 30, 2018 and 2017.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2015 through June 30, 2018. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of and for the year ended June 30, 2018.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would

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recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statements of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the Investment Manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the year ended June 30, 2018, the All Cap Value Fund incurred investment management fees of $6,874,267, with $557,064 payable to the Investment Manager as of June 30, 2018.  For the same period, the Strategic Fund incurred management fees of $1,376,231, with $100,780 net payable to the Investment Manager as of June 30, 2018.  The Investment Manager receivables and payables are settled monthly.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement remains in effect until at least October 28, 2018.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses exclusive of 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, interest, and non-routine expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2019	$159,021
2020	21,070
2021	29,186
Total	$209,277

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Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Distribution and Shareholder Servicing Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate Olstein or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C shares is 1.00% per annum of the Fund’s average daily net assets of Class C shares.  For the year ended June 30, 2018, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plan were $4,824,845 for Class C shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the year ended June 30, 2018, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $66,712 for Class A shares and $286,970 for Class C shares.  For the year ended June 30, 2018, Olstein retained $2,467 from sales charges on the Strategic Fund Class A shares.  During the year ended June 30, 2018, Olstein received contingent deferred sales charges from redeeming shareholders in the amounts of $10,392 and $307 for the All Cap Value Fund and the Strategic Fund, respectively.  The Adviser Class shares of the Funds do not have a 12b-1 Plan.

During the year ended June 30, 2018, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

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7
Fund Shares  At June 30, 2018, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Year Ended		Year Ended
	June 30, 2018		June 30, 2017
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	259,120	$5,182,791	362,401	$6,737,217
Shares reinvested	1,300,320	25,629,316	54,245	1,025,764
Shares redeemed	(3,279,679)	(65,995,506)	(3,394,708)	(63,200,847)
Net decrease	(1,720,239)	$(35,183,399)	(2,978,062)	$(55,437,866)

Shares Outstanding:
Beginning of period	24,798,059		27,776,121
End of period	23,077,820		24,798,059

	Year Ended		Year Ended
	June 30, 2018		June 30, 2017
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	920,693	$22,747,961	1,005,719	$22,838,529
Shares reinvested	393,823	9,609,284	13,882	318,167
Shares redeemed	(1,195,714)	(29,608,861)	(1,082,463)	(24,199,014)
Net increase (decrease)	118,802	$2,748,384	(62,862)	$(1,042,318)

Shares Outstanding:
Beginning of period	8,200,084		8,262,946
End of period	8,318,886		8,200,084
Total Net Decrease		$(32,435,015)		$(56,480,184)

Strategic Fund
	Year Ended		Year Ended
	June 30, 2018		June 30, 2017
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	90,908	$1,535,881	188,646	$3,064,924
Shares redeemed	(630,008)	(10,667,895)	(1,719,389)	(26,908,754)
Net decrease	(539,100)	$(9,132,014)	(1,530,743)	$(23,843,830)

Shares Outstanding:
Beginning of period	1,866,287		3,397,030
End of period	1,327,187		1,866,287

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	Year Ended		Year Ended
	June 30, 2018		June 30, 2017
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	89,789	$1,401,512	206,305	$2,968,329
Shares redeemed	(819,895)	(12,607,619)	(818,535)	(11,702,232)
Net decrease	(730,106)	$(11,206,107)	(612,230)	$(8,733,903)

Shares Outstanding:
Beginning of period	2,281,316		2,893,546
End of period	1,551,210		2,281,316

	Year Ended		Year Ended
	June 30, 2018		June 30, 2017
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	948,744	$16,179,672	1,802,624	$28,969,800
Shares redeemed	(1,867,026)	(32,260,417)	(1,100,388)	(17,421,008)
Net increase (decrease)	(918,282)	$(16,080,745)	702,236	$11,548,792

Shares Outstanding:
Beginning of period	5,111,039		4,408,803
End of period	4,192,757		5,111,039
Total Net Decrease		$(36,418,866)		$(21,028,941)

8
Line of Credit  The All Cap Value Fund and the Strategic Fund had lines of credit of $50 million and $20 million, respectively, with U.S. Bank, N.A. (the “Bank”), which matured on May 15, 2018, which were used for liquidity purposes, subject to certain restrictions and covenants. To the extent that the line was utilized, it was collateralized by securities in the Funds’ portfolios. The interest rate on any borrowings was the Bank’s announced prime rate.

During the period from July 1, 2017 through May 15, 2018, the Funds did not draw upon the lines of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
The Olstein Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Olstein Funds comprising Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund (the “Funds”) as of June 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on each Fund’s financial statements and financial highlights as a whole. The information presented on pages 4 through 14, pages 30 through 43, and pages 67 through 71, which is the responsibility of the Funds’ management, is presented for purposes of additional analysis. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and accordingly, we do not express an opinion or provide any assurance on it.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
August 23, 2018

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THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by: (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven individuals, five of whom are not “interested persons” of the Trust or Funds as that term is defined in the 1940 Act.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the law of the State of Delaware in this regard.  They establish policy for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.

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The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.  Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Funds is set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

		Term of		Number of
		Office**		Portfolios in
	Position	and Length	Principal	Fund Complex	Other
	and Office	of Time	Occupation During	Overseen	Directorships
Name, Address and Age	with the Trust	Served	the Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:

Fred W. Lange	Trustee	Since	Private Investor.	2	Wagner
4 Manhattanville Road		1995			College
Purchase, NY 10577
Age: 86

John Lohr	Trustee	Since	Owner, Howling	2	LAMCO
4 Manhattanville Road		1996	Wolf Enterprises LLC		Advisory
Purchase, NY 10577			(financial educator),		Services
Age: 73			since 1986; General		(investment
			Counsel, LFG, Inc.		adviser);
			(provider of		Howling Wolf
			investment products),		Enterprises
			September 1995-		LLC
			October 2002; and		(publishing);
			President, Lockwood		Howling
			Financial Services		Wolf Capital
			(broker-dealer),		Partners LLC
			January 1996-		(private equity
			September 2002.		company).

D. Michael Murray	Trustee	Since	President, Murray,	2	The Eric Fund
4 Manhattanville Road		1996	Montgomery &		(charitable
Purchase, NY 10577			O’Donnell		organization);
Age: 78			(consultants),		Stuart Murray
			since 1968.		Group LLC
(government
relations).

THE OLSTEIN FUNDS

		Term of		Number of
		Office**		Portfolios in
	Position	and Length	Principal	Fund Complex	Other
	and Office	of Time	Occupation During	Overseen	Directorships
Name, Address and Age	with the Trust	Served	the Past Five Years	by Trustee	Held by Trustee
Lawrence K. Wein	Lead	Since	Private	2	eRooms
4 Manhattanville Road	Independent	1995	Consultant for		Systems
Purchase, NY 10577	Trustee		telecommunications		Technologies
Age: 76			industry, since July		(ERMS. OB)
2001; Former Vice
President-Wholesale
Business Operations,
Concert
Communications
an ATT/BT Company,
April 2000-June 2001;
Former Executive
Manager, AT&T, Inc.,
for 35 years, retired
July 2001.

Daniel G. Nelson	Trustee	Since	Senior Vice	2	None
4 Manhattanville Road		July,	President, Ingalls &
Purchase, NY 10577		2014	Snyder LLC
Age: 73			(investment adviser
and broker-dealer),
since May 2015;
Managing Director,
Morgan Stanley
Wealth Management
Research and Strategy
Group, Morgan
Stanley, June 2010-
January 2013;
Managing Director,
Smith Barney Research
and Strategy Group,
Citi-Smith Barney,
June 1980-June 2010.

THE OLSTEIN FUNDS

		Term of		Number of
		Office**		Portfolios in
	Position	and Length	Principal	Fund Complex	Other
	and Office	of Time	Occupation During	Overseen	Directorships
Name, Address and Age	with the Trust	Served	the Past Five Years	by Trustee	Held by Trustee
Interested Trustees:

Erik K. Olstein*+	Trustee,	Since	President and Chief	2	The Trinity-
Olstein Capital	Secretary	1995	Operating Officer,		Pawling
Management, L.P.	and		Olstein Capital		School;
4 Manhattanville Road	Assistant		Management, L.P.,		American
Purchase, NY 10577	Treasurer		since 2000; Vice		Friends of the
Age: 51			President of Sales		National
			and Chief Operating		Museum
			Officer, Olstein		of the
			Capital Management,		Royal Navy;
			L.P., 1994-2000.		National
Maritime
Historical
Society.

Robert A. Olstein*+	Trustee,	Since	Chairman, Chief	2	None
Olstein Capital	Chairman	1995	Executive Officer
Management, L.P.	and		and Chief Investment
4 Manhattanville Road	President		Officer, Olstein
Purchase, NY 10577			Capital Management,
Age: 77			L.P., since 2000;
Chairman, Chief
Executive Officer,
Chief Investment
Officer and President,
Olstein Capital
Management, L.P.,
1994-2000; President,
Secretary and Sole
Shareholder of
Olstein, Inc., since
June 1994.

THE OLSTEIN FUNDS

Term of
Office**
	Position	and Length	Principal
	and Office	of Time	Occupation During
Name, Address and Age	with the Trust	Served	the Past Five Years
Officers:

Michael Luper	Chief	Since	Executive Vice
Olstein Capital	Accounting	1995	President and Chief
Management, L.P.	Officer and		Financial Officer,
4 Manhattanville Road	Treasurer		Olstein Capital
Purchase, NY 10577			Management, L.P.,
Age: 49			since 2000; Vice
President and Chief
Financial Officer, Olstein
Capital Management, L.P.,
1994-2000.

James B. Kimmel	Chief	Since	Senior Vice President,
Olstein Capital	Compliance	2004	General Counsel
Management, L.P.	Officer		and Chief Compliance
4 Manhattanville Road			Officer, Olstein Capital
Purchase, NY 10577			Management, L.P. since
Age: 56			2007; Vice President,
General Counsel and
Chief Compliance Officer
of Olstein Capital
Management, L.P.,
2004-2007. Previously,
Of Counsel at Stradley
Ronon Stevens &
Young LLP (law firm),
2001 to 2004; Vice
President and Assistant
Counsel in the Corporate
and Securities Group at
Summit Bancorp,
1996-2001;
Associate Attorney,
Investment Management
Practice at Morgan Lewis
& Bockius LLP, from
1990 through 1996.

*
Robert and Erik Olstein are each officers of Olstein Capital Management, L.P. or its affiliates and are considered to be “interested persons” of the Funds within the meaning of the Investment Company Act.

**	Each Trustee holds office for an indefinite term.
+	Erik K. Olstein is the nephew of Robert A. Olstein.

THE OLSTEIN FUNDS

PRIVACY POLICY

FACTS	WHAT DOES THE OLSTEIN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does The Olstein	Can you limit
personal information	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are
Who is providing	The Olstein Funds
this notice?
What we do
How does The Olstein	To protect your personal information from unauthorized
Funds protect my	access and use, we use security measures that comply with
personal information?	federal law. These measures include computer safeguards and secured files and buildings.
How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account
Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Annual Report.

THE OLSTEIN FUNDS

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Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Daniel G. Nelson
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

This report is submitted for the general
information of the shareholders of the
Funds. The report is not authorized for
distribution to prospective investors in the
Funds unless preceded or accompanied
by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Fred W. Lange, John Lohr and Lawrence K. Wein are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant’s past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the registrant’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant for services provided to the registrant.

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$29,500	$28,500
Audit-Related Fees	N/A	N/A
Tax Fees	$6,000	$6,000
All Other Fees	N/A	N/A

The registrant’s audit committee has adopted an audit committee charter that provides that the audit committee pre‑approve the engagement of the principal accountant to provide all audit services to the registrant, or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services applicable to audit-related, tax and other services that were approved by the audit committee pursuant to the “de minimus” exception of paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X were as follows:

	FYE 6/30/2018	FYE 6/30/2017
Audit-Related Services	0%	0%
Tax Services	0%	0%
All Other Services	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the registrant’s last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2018	FYE 6/30/2017
Registrant	$6,000	$6,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2)  A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date    September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date    September 7, 2018

By (Signature and Title)      /s/Michael Luper
Michael Luper, Treasurer

Date    September 7, 2018